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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 19, 2001

                           AGILENT TECHNOLOGIES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)
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
                Delaware                                  001-15405                                  77-0518772
                --------                                  ---------                                  ----------
    (State or other jurisdiction of               (Commission File Number)                (IRS Employer Identification No.)
     incorporation or organization)
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                 395 Page Mill Road, Palo Alto, California 94306
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (650) 752-5000



--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)



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Item  5.   Other Events.

Agilent Technologies, Inc., a Delaware corporation (the "Company"), entered into the (1) Amendment to 364 Day Amended and Restated Credit Agreement dated as of November 19, 2001 among the Company, the banks, financial institutions and other institutional lenders parties to the Credit Agreement (collectively, the "Lenders") and Citicorp USA, Inc. as agent for the Lenders and (2) First Amendment to Five Year Credit Agreement dated as of November 19, 2001 among the Company, the banks, financial institutions and other institutional lenders parties to the Credit Agreement (collectively, the "Lenders") and Citicorp USA, Inc. as agent for the Lenders (collectively, the " Bank Amendments"). The Bank Amendments are attached as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 7.    Financial Statements and Exhibits

(a)    Exhibits
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
------------------------------------------------------------ ---------------------------------------------------------
Exhibit No.                                                  Description
------------------------------------------------------------ ---------------------------------------------------------
99.1                                                         Amendment to 364 Day Amended and Restated Credit
                                                             Agreement dated as of November 19, 2001 among Agilent
                                                             Technologies, Inc., a Delaware corporation, the banks,
                                                             financial institutions and other institutional lenders
                                                             parties to the Credit Agreement (collectively, the
                                                             "Lenders") and Citicorp USA, Inc. as agent for the
                                                             Lenders
------------------------------------------------------------ ---------------------------------------------------------
99.2                                                         First Amendment to Five Year Credit Agreement dated as
                                                             of November 19, 2001 among Agilent Technologies, Inc.,
                                                             a Delaware corporation, the banks, financial institutions
                                                             and other institutional lenders parties to the Credit
                                                             Agreement (collectively, the "Lenders") and Citicorp USA,
                                                             Inc. as agent for the Lenders
------------------------------------------------------------ ---------------------------------------------------------
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AGILENT TECHNOLOGIES, INC.



                                       By:     /s/ Marie Oh Huber
                                          --------------------------------------
                                          Name:  Marie Oh Huber
                                          Title: Vice President, Assistant
                                                 Secretary and Assistant General
                                                 Counsel

Date:  November 19, 2001

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                                  EXHIBIT INDEX
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
------------------------------------------------------------ ---------------------------------------------------------
Exhibit No.                                                  Description
------------------------------------------------------------ ---------------------------------------------------------
99.1                                                         Amendment to 364 Day Amended and Restated Credit
                                                             Agreement dated as of November 19, 2001 among Agilent
                                                             Technologies, Inc., a Delaware corporation, the banks,
                                                             financial institutions and other institutional lenders
                                                             parties to the Credit Agreement (collectively, the
                                                             "Lenders") and Citicorp USA, Inc. as agent for the
                                                             Lenders
------------------------------------------------------------ ---------------------------------------------------------
99.2                                                         First Amendment to Five Year Credit Agreement dated as
                                                             of November 19, 2001 among Agilent Technologies, Inc.,
                                                             a Delaware corporation, the banks, financial institutions
                                                             and other institutional lenders parties to the Credit
                                                             Agreement (collectively, the "Lenders") and Citicorp USA,
                                                             Inc. as agent for the Lenders
------------------------------------------------------------ ---------------------------------------------------------
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